THIRD AMENDMENT TO
AGREEMENT OF SALE

THIS THIRD AMENDMENT TO AGREEMENT OF SALE (the “Amendment”) is entered into as of the 28th day of August, 2013, between THREE WM REAL ESTATE, LLC, THREE WM OPERATING, LLC, FOUR WM REAL ESTATE, LLC, FOUR WM OPERATING, LLC, each a Delaware limited liability company (individually and collectively, the “Seller”) and WOODBURY MEWS III, LLC, WOODBURY MEWS IV, LLC, WOODBURY MEWS LAND PARCELS, LLC (each a Delaware limited liability company (individually and collectively, the “Purchaser”).

RECITALS:

A.           Seller and Purchaser are parties to that certain Agreement of Sale dated June 26, 2013, as amended by that certain First Amendment to Agreement of Sale dated August 9, 2013, and that certain Second Amendment to Agreement of Sale dated August 23, 2013 (collectively, the “Agreement”), pursuant to which Seller agreed to sell, and Purchaser agreed to purchase, certain real property located at 122 and 124 Green Avenue, Woodbury, New Jersey, as more particularly described in the Agreement.

B.           Seller and Purchaser desire to amend the Agreement, upon the terms and conditions set forth in this Amendment.

NOW, THEREFORE, in consideration of the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:

AGREEMENTS:

1.     Recitals, Definitions. The foregoing recitals are true and correct and are incorporated herein by reference. Capitalized but undefined terms used in this Amendment shall have the meanings given to them in the Agreement.

2.     Conditions to Closing.

(a)          Section 5(b)(vi) is hereby deleted in its entirety and replaced with the following:

Seller shall have obtained (i) the consent to the assignment of the PILOT Agreement from the City to Purchaser with respect to the Three Land and Four Land, and the Adjacent Land, and (ii) an amendment to the PILOT Agreement (or amended and restated PILOT Agreement, which shall include, at a minimum, an amended and restated Financial Agreement (the “Financial Agreement”)), including a reallocation of the payments with respect to the Land and the Adjacent Land, each in the form submitted by Seller and Purchaser to the City, without changes that materially and adversely affect the legality, scope or economics thereof, as determined by Seller and Purchaser; provided, however, that for purposes of this Agreement, the Purchaser and Seller agree and acknowledge that any deviation from the forms submitted to the City by Purchaser and Seller to (x) the definition of “Total Project Cost” (as defined by Financial Agreement, which shall reflect the total Purchase Price under this Agreement, as amended), (y) the “Annual Service Charges” (as defined in Section 3.2 and Exhibit B of the Financial Agreement) which results in (A) a net aggregate reallocation to Lots 2, 3, 4 and 5 of more than $86,536 for the year 2013 or (B) an increase in the total Annual Service Charges payable with respect to the Land and the Adjacent Land for any year from the amounts shown in the column labeled “Total” on the schedule attached hereto as Exhibit Q (other than with respect to new development); or (z) the ability of the Purchaser to submit consolidated financials to the City under the Financial Agreement, shall be considered a material and adverse change for purposes of this Agreement; (iii) an ordinance from the City approving the consent and the amendment, in form acceptable to Seller and Purchaser; and (iv) the statutory appeal period to the amended PILOT Agreement (the “PILOT Appeal Period”) shall have expired without an appeal by a third party having been filed (or, if any appeal is filed, with such appeal having been conclusively adjudicated in favor of the PILOT Amendment or settled in a manner acceptable to Purchaser, in its reasonable discretion. Purchaser acknowledges that if Purchaser is provided with a commercially reasonable opinion from a New Jersey licensed attorney at Drinker Biddle & Reath LLP that the applicable statutory appeal period is 20 days, then the statutory appeal period shall be 20 days for purposes of this Section 5(b)(vi).

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(b)          Section 5(b)(xii) shall be created to read as follows:

(i) Seller shall have obtained amended final judgments in the Tax Foreclosure Actions for Lots 1 and 5 of the Adjacent Land, correcting the legal descriptions attached thereto, and either (y) the court confirms in the amended final judgments that the statutory three (3) month appeal period relates back to the entry of the original final judgment; or (z) either (A) no party shall have filed a motion to vacate the judgments in the Tax Foreclosure Actions or exercised a statutory right of redemption on Lots 1 and 5 on or before three (3) months following the entry of the amended final judgments in the Tax Foreclosure Actions for Lots 1 and 5 of the Adjacent Land (the “Appeal Period”), or if any such motion is filed or exercise occurs, the matter is conclusively resolved in a manner that insures, in Purchaser’s reasonable discretion, that the Three Land and Four Land continue to receive the benefit of the easements contain in Deed Book 4843, Page 193 (the “Easements”); or (B) Seller shall have agreed to indemnify, defend and hold harmless Purchaser for any amounts required to paid to insure that the Three Land and Four Land continue to receive the benefit of the Easements arising as a result of a successful appeal filed by a party within the Appeal Period, pursuant to an indemnity agreement mutually acceptable to Seller and Purchaser, in which case Purchaser shall waive all of the conditions set forth in this Section 5(b)(xii) and proceed to Closing, notwithstanding that the Appeal Period has not yet expired; and (ii) no party shall have filed a motion to vacate the judgments in the Tax Foreclosure Actions or exercised a statutory right of redemption on the Adjacent Land on or before September 25, 2013, or if any such motion is filed or exercise occurs, the matter is conclusively resolved in a manner that insures, in Purchaser’s reasonable discretion, that the Three Land and Four Land continue to receive the benefit of the Easements.

3.     Section 18(b)(iv) shall be created to read as follows:

(iv) Any and all tax liabilities (including, but not limited to those under the PILOT Agreement) with respect to the Real Property and/or the Adjacent Land which relate to periods prior to the Closing, regardless of when they are asserted.

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4.     Exhibits. Seller and Purchaser acknowledge that they have agreed upon (i) the price allocation attached to this Amendment as Exhibit B; (ii) the form of Guaranty Agreement attached to this Amendment as Exhibit D; (iii) the form of Management Agreement attached to this Amendment as Exhibit G; (iv) the form of Interim Licensure Arrangements attached to this Amendment as Exhibit K; and (v) the form of Income Support Agreement attached to this Amendment as Exhibit P, and the foregoing exhibits are hereby incorporated into the Agreement.

5.     Effect of Amendment. To the extent any provisions contained herein conflict with the Agreement or any other agreements between Seller and Buyer, oral or otherwise, the provisions contained herein shall supersede such conflicting provisions contained in the Agreement or other agreements. Except as specifically modified by this Amendment, the Agreement remains in full force and effect and is in all events ratified, confirmed and approved.

6.     Counterparts. This Amendment may be executed in multiple counterparts, each of which shall be deemed to be an original, but all of which, together, shall constitute one and the same instrument. Delivery of signatures by e-mail or facsimile shall be valid and binding.

IN WITNESS WHEREOF, the Purchaser has executed this Amendment on the date first above written.

PURCHASER:

Woodbury Mews III, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

Woodbury Mews IV, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

Woodbury Mews Land Parcels, LLC

By:	/s/ John Mark Ramsey
Name: John Mark Ramsey
Its: Authorized Signatory

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IN WITNESS WHEREOF, the Seller has executed this Amendment on the date first above written.

SELLER:

THREE WM REAL ESTATE, LLC, a Delaware limited liability company

By:	WMRE THREE, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

THREE WM OPERATING, LLC,
a Delaware limited liability company

By:	WMRE THREE, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name:Ken Assiran
Title: President

[SIGNATURES CONTINUE ON FOLLOWING PAGE.]

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SELLER:

FOUR WM REAL ESTATE, LLC, a Delaware limited liability company

By:	WMRE FOUR, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

FOUR WM OPERATING, LLC,
a Delaware limited liability company

By:	WMRE FOUR, LLC, a Delaware limited liability company, its sole member and manager

	By:	CHG WMRE, LLC, a Delaware limited
liability company, its manager

By: /s/ Ken Assiran
Name: Ken Assiran
Title: President

EXHIBIT B

PURCHASE PRICE ALLOCATION

Facility	Amount
Three Facility	$22,775,000
Four Facility	$15,184,000
Adjacent Parcels	$1,040,000
TOTAL PURCHASE PRICE	$39,000,000

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EXHIBIT D

FORM OF GUARANTY AGREEMENT

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EXHIBIT G

FORM OF MANAGEMENT AGREEMENT

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EXHIBIT K

FORM OF INTERIM LICENSURE ARRANGEMENTS

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EXHIBIT P

FORM OF INCOME SUPPORT AGREEMENT

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EXHIBIT Q

PROJECTED ANNUAL SERVICE CHARGES

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